EXHIBIT 99.1

PRA Reports Second Quarter 2013 Results

NORFOLK, Va., July 30, 2013 (GLOBE NEWSWIRE) -- Portfolio Recovery Associates, Inc. (PRA), a financial and business services company operating in the U.S. and U.K, today reported its second quarter 2013 financial results.

Second Quarter Highlights

  Cash collections of $296 million, up 28% from the second quarter of 2012.
  Revenues of $183.0 million, up 24%.
  Net income attributable to PRA of $43.6 million, up 36%.
  $2.56 diluted EPS, compared with $1.87 a year ago, up 37%, or $0.85 compared with $0.62, adjusted for a 3:1 stock split by means of a stock dividend payable on August 1, 2013.
  22.5% return on average equity, annualized.
  $200 million of portfolio purchases.

Net income attributable to PRA for the first six months of 2013 was $82.2 million, or $4.81 per diluted share, compared with $57.5 million, or $3.34 per diluted share for the first six months of 2012. On June 10, 2013, the company's board of directors declared a three-for-one stock split by means of a stock dividend. The new shares are expected to be distributed on or around August 1, 2013. On a post-stock split basis, diluted earnings per share would have been $1.60 for the first half of 2013 compared with $1.11 for the first half of 2012.

Year-to-date 2013 revenues were $352.5 million, compared with $288.0 million for the first six months of 2012. Cash collections were $571.9 million for the first six months of 2013, compared with $450.4 million for the first half of 2012.

"PRA's very strong Q2 results are exceptional by any measure, with significant new investment of $200 million, record revenue and record profitability," said Steve Fredrickson, chairman, president and chief executive officer, PRA.

"The company continues to succeed by pressing its considerable competitive advantages, including our underwriting capabilities across multiple asset classes and account dispositions, our ample access to low cost funding, and our operational excellence driven by best in class application of analytics and activity-based ROI discipline," Fredrickson said.

REVENUES

  Revenues were $183.0 million for the quarter, up 24% from a year ago, and were comprised of $168.6 million in net finance receivables income and $14.4 million in fee income.

Finance Receivables Income and Cash Collections

  Net finance receivables income increased 27% to $168.6 million in Q2 2013 from $132.6 million in the year-ago period.

  Cash collections from finance receivables increased 28% over Q2 2012 to $296 million, and were comprised of bankruptcy court trustee payments of $125.7 million, $90.2 million in call center and other collections, and $80.5 million in legal collections from customers with an ability to pay their debt, but who refuse attempts to collect.

Cash Collection Source ($ in thousands)	Q22013	Q12013	Q42012	Q32012	Q22012
Call Center & Other Collections	$ 90,229	$ 89,037	$ 72,624	$ 72,394	$ 73,582
External Legal Collections	50,131	47,910	41,521	39,913	41,464
Internal Legal Collections	30,365	29,283	23,968	25,650	25,361
Bankruptcy Court Trustee Collections	125,672	109,233	91,098	91,095	92,018
Total Cash Collections	$ 296,397	$ 275,463	$ 229,211	$ 229,052	$ 232,425

  In Q2 2013, principal amortization of finance receivables was $127.8 million, or 43.1% of cash collections. This compares with $99.8 million, or 43.0% of cash collections, recorded in the year-earlier quarter. Principal amortization includes net allowance reversals of $1.2 million recorded against certain pools of finance receivables in the quarter, compared with a net allowance charge of $2.2 million recorded in Q2 2012.

Fee Income

  PRA's fee-based businesses generated $14.4 million in fee income in Q2 2013, compared with $15.3 million a year ago.

OPERATING EXPENSES AND OPERATING INCOME

  Q2 2013 operating expenses were $109.1 million, up $15.8 million or 17% from the year-earlier quarter.

  Q2 2013 operating income was $73.8 million, compared with $54.6 million in Q2 2012, an increase of 35%. The operating margin increased from 36.9% to 40.4%.

PORTFOLIO PURCHASING

  In Q2 2013, PRA invested $200 million in portfolio purchases from U.S and U.K. creditors, compared with $125 million in Q2 2012.  Receivables purchased during the recently completed quarter were acquired in 94 portfolios from 14 different sellers. The company has invested $717 million in portfolio purchases over the trailing twelve months.

Finance Receivables Portfolio Acquisitions ($ in thousands)	Q22013	Q12013	Q42012	Q32012	Q22012
Core Customer Debt	$ 118,195	$ 128,338	$ 88,107	$ 61,684	$ 71,599
Bankruptcy Court Claims, U.S.	82,273	86,595	111,001	41,277	53,460
Total Portfolio Acquisitions	$ 200,468	$ 214,933	$ 199,108	$ 102,961	$ 125,059

  Core customer purchases were comprised of $113.3 million of U.S. core customer accounts and $4.9 million of U.K. core customer accounts.

BALANCE SHEET

  Cash balances were $43.5 million at June 30, 2013, compared with $42.6 million a year ago.

  Borrowings totaled $413.8 million at June 30, 2013, and consisted of $197.8 million in long-term debt and $216.0 million in revolving credit. Total borrowings were $292.8 million at June 30, 2012.

  Net deferred tax liabilities were $187.7 million at June 30, 2013, compared with $190.6 million a year ago.

  Stockholders' equity increased in Q2 2013 to $791.9 million from $751.0 million at March 31, 2013. Stockholders' equity was $633.4 million at June 30, 2012.

Conference Call Information

PRA will hold a conference call today with investors at 5:30 p.m. ET to discuss its Q2 2013 results. Investors may access the call by calling 888-695-7639 in the U.S. or 970-315-0482 outside the U.S. The conference ID is 16240403. A replay will be available approximately one hour after the call ends and will remain available until August 6, 2013.  Investors may access the replay of the call by calling 855-859-2056 in the U.S. or 404-537-3406 outside the U.S. To access the replay, use the conference ID 16240403. Investors also may listen to the conference call via webcast, both live and archived, at http://ir.PortfolioRecovery.com/events.cfm.

About PRA

As a leader in the U.S. debt buying industry, Portfolio Recovery Associates, Inc. (Nasdaq:PRAA) returns capital to banks and other creditors that helps expand financial services for consumers. PRA collaborates with its customers to create affordable, realistic debt repayment plans. The company also provides a broad range of fee-based services to local governments and law enforcement, U.S. businesses, institutional investors, global hedge funds, and U.K. banks and creditors.

PRA has been annually ranked as one of Forbes' 100 Best Small Companies in America since 2007, advancing to the Top 25 in 2012. The company also was recognized last year as one of Fortune's 100 Fastest-Growing Companies in the U.S.  For more information, visit www.PortfolioRecovery.com.

About Forward-Looking Statements

Statements herein which are not historical, including PRA's or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including future revenue and earnings growth, statements with respect to future contributions of its subsidiaries to earnings and future portfolio-purchase opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to PRA's presentations and web casts. The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of PRA's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us.  Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in PRA's filings with the Securities and Exchange Commission (SEC) including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the SEC and available through PRA's website, which contain a more detailed discussion of PRA's business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the SEC or otherwise. Except as required by law, PRA assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012

Revenues:
Income recognized on finance receivables, net	$ 168,570	$ 132,587	$ 323,362	$ 256,812
Fee income	14,391	15,298	29,158	31,218

Total revenues	182,961	147,885	352,520	288,030

Operating expenses:
Compensation and employee services	48,202	42,479	93,199	82,173
Legal collection fees	10,609	8,988	21,138	16,606
Legal collection costs	22,717	18,227	43,218	41,895
Agent fees	1,280	1,323	2,889	2,951
Outside fees and services	8,634	5,584	16,081	11,444
Communications	7,560	7,007	16,521	15,260
Rent and occupancy	1,824	1,656	3,511	3,268
Depreciation and amortization	3,534	3,555	6,900	7,210
Other operating expenses	4,775	4,470	9,350	8,206

Total operating expenses	109,135	93,289	212,807	189,013

Income from operations	73,826	54,596	139,713	99,017

Other income and (expense):
Interest income	--	7	--	8
Interest expense	(2,923)	(2,381)	(5,612)	(5,034)

Income before income taxes	70,903	52,222	134,101	93,991

Provision for income taxes	27,489	20,171	52,170	36,751

Net income	$ 43,414	$ 32,051	$ 81,931	$ 57,240

Adjustment for (loss)/income attributable to redeemable noncontrolling interest	(185)	36	(268)	(237)

Net income attributable to Portfolio Recovery Associates, Inc.	$ 43,599	$ 32,015	$ 82,199	$ 57,477

Net income per common share attributable to Portfolio Recovery Associates, Inc.:
Basic	$ 2.58	$ 1.88	$ 4.86	$ 3.36
Diluted	$ 2.56	$ 1.87	$ 4.81	$ 3.34

Weighted average number of shares outstanding:
Basic	16,917	17,027	16,927	17,111
Diluted	17,061	17,133	17,076	17,200

As adjusted for the three-for-one stock split by means of a stock dividend:
Net income per common share attributable to Portfolio Recovery Associates, Inc.:
Basic	$ 0.86	$ 0.63	$ 1.62	$ 1.12
Diluted	$ 0.85	$ 0.62	$ 1.60	$ 1.11

Weighted average number of shares outstanding:
Basic	50,751	51,081	50,781	51,333
Diluted	51,183	51,399	51,228	51,600

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Balance Sheets
(in thousands, except per share amounts)

	June 30,	December 31,
ASSETS	2013	2012

Cash and cash equivalents	$ 43,459	$ 32,687
Finance receivables, net	1,236,859	1,078,951
Accounts receivable, net	10,421	10,486
Income taxes receivable	2,487	--
Property and equipment, net	27,278	25,312
Goodwill	106,953	109,488
Intangible assets, net	17,396	20,364
Other assets	12,393	11,668

Total assets	$ 1,457,246	$ 1,288,956

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$ 9,356	$ 12,155
Accrued expenses and other liabilities	29,600	18,953
Income taxes payable	--	3,125
Accrued payroll and bonuses	14,552	12,804
Net deferred tax liability	187,730	185,277
Line of credit	216,000	127,000
Long-term debt	197,774	200,542

Total liabilities	655,012	559,856

Redeemable noncontrolling Interest	10,336	20,673

Stockholders' equity:
Preferred stock, par value $0.01, authorized shares, 2,000, issued and outstanding shares - 0	--	--
Common stock, par value $0.01, 60,000 authorized shares, 16,910 issued and outstanding shares at June 30, 2013, and 16,909 issued and outstanding shares at December 31, 2012 or 50,730 and 50,727 issued and outstanding shares at June 30, 2013 and December 31, 2012, respectively as adjusted for the 3-for-1 stock split by means of a stock dividend payable on August 1, 2013	169	169
Additional paid-in capital	156,912	151,216
Retained earnings	636,390	554,191
Accumulated other comprehensive (loss)/income	(1,573)	2,851
Total stockholders' equity	791,898	708,427

Total liabilities and equity	$ 1,457,246	$ 1,288,956

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Six Months	Six Months
	Ended	Ended
	June 30,	June 30,
	2013	2012
Cash flows from operating activities:
Net income	$ 81,931	$ 57,240
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of share-based compensation	6,651	5,576
Depreciation and amortization	6,900	7,210
Deferred tax expense/(benefit)	2,488	(3,244)
Changes in operating assets and liabilities:
Other assets	(1,284)	(121)
Accounts receivable	(46)	1,320
Accounts payable	(2,633)	(432)
Income taxes	(5,748)	(5,850)
Accrued expenses	7,313	(3,016)
Accrued payroll and bonuses	1,757	(4,447)

Net cash provided by operating activities	97,329	54,236

Cash flows from investing activities:
Purchases of property and equipment	(6,639)	(2,952)
Acquisition of finance receivables, net of buybacks	(407,347)	(229,388)
Collections applied to principal on finance receivables	248,498	193,608
Business acquisition, net of cash acquired	--	(48,653)

Net cash used in investing activities	(165,488)	(87,385)

Cash flows from financing activities:
Income tax benefit from share-based compensation	2,659	1,435
Proceeds from line of credit	217,000	151,000
Principal payments on line of credit	(128,000)	(79,000)
Repurchases of common stock	(8,506)	(22,726)
Cash paid for purchase of portion of noncontrolling interest	(1,150)	--
Distributions paid to noncontrolling interest	(51)	--
Principal payments on long-term debt	(2,768)	(397)

Net cash provided by financing activities	79,184	50,312

Effect of exchange rate on cash	(253)	(1,239)

Net increase in cash and cash equivalents	10,772	15,924

Cash and cash equivalents, beginning of year	32,687	26,697

Cash and cash equivalents, end of period	$ 43,459	$ 42,621

Supplemental disclosure of cash flow information:
Cash paid for interest	$ 5,581	$ 5,312
Cash paid for income taxes	52,809	44,509

Noncash investing and financing activities:
Adjustment of the noncontrolling interest measurement amount	$ (245)	$ (2,048)
Purchase of noncontrolling interest	9,162	--
Distributions payable relating to noncontrolling interest	2	261
Employee stock relinquished for payment of taxes	(4,025)	(2,077)

Purchase Price Multiples at June 30, 2013, Entire Domestic Portfolio
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996	$ 3,080	$ 10,229	$ --	$ 10,194	$ 35	332%
1997	7,685	25,567	--	25,465	102	333%
1998	11,089	37,679	--	37,279	400	340%
1999	18,898	69,973	--	69,162	811	370%
2000	25,020	118,136	--	116,114	2,022	472%
2001	33,481	178,285	--	174,875	3,410	532%
2002	42,325	202,244	--	197,028	5,216	478%
2003	61,448	273,133	--	262,911	10,222	444%
2004	59,177	206,029	--	196,376	9,653	348%
2005	143,169	317,167	6,150	306,869	10,298	222%
2006	107,673	216,007	6,355	204,867	11,140	201%
2007	258,394	510,832	23,193	466,671	44,161	198%
2008	275,170	524,225	37,427	456,847	67,378	191%
2009	281,455	876,990	51,114	677,819	199,171	312%
2010	358,114	992,860	104,951	649,082	343,778	277%
2011	394,100	933,696	201,449	442,739	490,957	237%
2012	512,678	952,915	406,473	217,979	734,936	186%
2013	406,883	730,475	386,003	44,681	685,794	180%
Total	$ 2,999,839	$ 7,176,442	$ 1,223,115	$ 4,556,958	$ 2,619,484	239%

Purchase Price Multiples at June 30, 2013, Purchased Bankruptcy Portfolio - Domestic
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996-2003	$ --	$ --	$ --	$ --	$ --	0%
2004	7,468	14,586	--	14,461	125	195%
2005	29,301	43,670	46	43,579	91	149%
2006	17,630	31,699	63	31,391	308	180%
2007	78,542	105,019	214	103,654	1,365	134%
2008	108,602	170,078	7,293	160,701	9,377	157%
2009	156,049	457,691	28,950	358,923	98,768	293%
2010	209,212	500,121	65,248	332,601	167,520	239%
2011	182,101	295,727	115,416	122,328	173,399	162%
2012	253,658	344,392	211,472	69,681	274,711	136%
2013	166,165	218,701	153,147	19,142	199,559	132%
Total	$ 1,208,728	$ 2,181,684	$ 581,849	$ 1,256,461	$ 925,223	180%

Purchase Price Multiples at June 30, 2013, Core Portfolio - Domestic
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996	$ 3,080	$ 10,229	$ --	$ 10,194	$ 35	332%
1997	7,685	25,567	--	25,465	102	333%
1998	11,089	37,679	--	37,279	400	340%
1999	18,898	69,973	--	69,162	811	370%
2000	25,020	118,136	--	116,114	2,022	472%
2001	33,481	178,285	--	174,875	3,410	532%
2002	42,325	202,244	--	197,028	5,216	478%
2003	61,448	273,133	--	262,911	10,222	444%
2004	51,709	191,443	--	181,915	9,528	370%
2005	113,868	273,497	6,104	263,290	10,207	240%
2006	90,043	184,308	6,292	173,476	10,832	205%
2007	179,852	405,813	22,979	363,017	42,796	226%
2008	166,568	354,147	30,134	296,146	58,001	213%
2009	125,406	419,299	22,164	318,896	100,403	334%
2010	148,902	492,739	39,703	316,481	176,258	331%
2011	211,999	637,969	86,033	320,411	317,558	301%
2012	259,020	608,523	195,001	148,298	460,225	235%
2013	240,718	511,774	232,856	25,539	486,235	213%
Total	$ 1,791,111	$ 4,994,758	$ 641,266	$ 3,300,497	$ 1,694,261	279%

FINANCIAL HIGHLIGHTS
	Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%
	2013	2012	Change	2013	2012	Change
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 168,570	$ 132,587	27%	$ 323,362	$ 256,812	26%
Fee income	14,391	15,298	-6%	29,158	31,218	-7%
Total revenues	182,961	147,885	24%	352,520	288,030	22%
Operating expenses	109,135	93,289	17%	212,807	189,013	13%
Income from operations	73,826	54,596	35%	139,713	99,017	41%
Net interest expense	2,923	2,374	23%	5,612	5,026	12%
Net income	43,414	32,051	35%	81,931	57,240	43%
Net income attributable to Portfolio Recovery Associates, Inc.	43,599	32,015	36%	82,199	57,477	43%

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 43,459	$ 42,621	2%	$ 43,459	$ 42,621	2%
Finance receivables, net	1,236,859	966,508	28%	1,236,859	966,508	28%
Goodwill and intangible assets, net	124,349	121,748	2%	124,349	121,748	2%
Total assets	1,457,246	1,173,738	24%	1,457,246	1,173,738	24%
Line of credit and long-term debt	413,774	292,849	41%	413,774	292,849	41%
Total liabilities	655,012	520,911	26%	655,012	520,911	26%
Total equity	791,898	633,446	25%	791,898	633,446	25%

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 296,397	$ 232,425	28%	$ 571,860	$ 450,420	27%
Principal amortization without allowance charges	129,012	97,634	32%	247,510	190,910	30%
Principal amortization with allowance charges	127,827	99,838	28%	248,498	193,608	28%
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	43.1%	43.0%	0%	43.5%	43.0%	1%
Excluding fully amortized pools	44.7%	44.4%	1%	44.8%	44.6%	0%

ALLOWANCE FOR FINANCE RECEIVABLES (dollars in thousands)
Balance at period-end	$ 94,111	$ 89,269	5%	$ 94,111	$ 89,269	5%
Allowance (reversal)/charge	(1,185)	2,204	-154%	988	2,698	-63%
Allowance (reversal)/charge to period-end net finance receivables	-0.1%	0.2%	-142%	0.1%	0.3%	-71%
Allowance (reversal)/charge to net finance receivable income	-0.7%	1.7%	-142%	0.3%	1.1%	-71%
Allowance (reversal)/charge to cash collections	-0.4%	0.9%	-142%	0.2%	0.6%	-71%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - core	$ 113,314	$ 69,512	63%	$ 240,265	$ 121,616	98%
Face value - core	1,178,229	1,033,331	14%	2,577,189	2,005,599	28%
Purchase price - bankruptcy	82,273	53,460	54%	168,868	110,352	53%
Face value - bankruptcy	1,926,515	448,244	330%	2,363,023	816,691	189%
Purchase price - UK	4,881	2,087	134%	6,268	4,508	39%
Face value - UK	81,852	44,779	83%	100,422	160,130	-37%
Purchase price - total	200,468	125,059	60%	415,401	236,476	76%
Face value - total	3,186,596	1,526,354	109%	5,040,634	2,982,420	69%
Number of portfolios - total	94	114	-18%	185	205	-10%
ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - core	$ 1,711,006	$ 1,315,809	30%	$ 1,711,006	$ 1,315,809	30%
Estimated remaining collections - bankruptcy	925,223	802,353	15%	925,223	802,353	15%
Estimated remaining collections - total	2,636,229	2,118,162	24%	2,636,229	2,118,162	24%

SHARE DATA (share amounts in thousands)
Net income per common share - diluted	$ 2.56	$ 1.87	37%	$ 4.81	$ 3.34	44%
Weighted average number of shares outstanding - diluted	17,061	17,133	0%	17,076	17,200	-1%
Shares repurchased	55	301	-82%	71	331	-79%
Average price paid per share repurchased (including acquisitions costs)	$ 119.45	$ 68.62	74%	$ 119.13	$ 68.56	74%
Closing market price	$ 153.63	$ 91.26	68%	$ 153.63	$ 91.26	68%

SHARE DATA-ADJUSTED (7) (share amounts in thousands)
Net income per common share - diluted	$ 0.85	$ 0.62	37%	$ 1.60	$ 1.11	44%
Weighted average number of shares outstanding - diluted	51,183	51,399	0%	51,228	51,600	-1%
Shares repurchased	166	903	-82%	214	994	-79%
Average price paid per share repurchased (including acquisitions costs)	$ 39.82	$ 22.87	74%	$ 39.71	$ 22.85	74%
Closing market price	$ 51.21	$ 30.42	68%	$ 51.21	$ 30.42	68%

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	22.5%	20.3%	11%	21.8%	18.5%	18%
Return on revenue (2)	23.7%	21.7%	9%	23.2%	19.9%	17%
Return on average assets (3)	12.1%	11.1%	9%	11.7%	10.0%	17%
Operating margin (4)	40.4%	36.9%	9%	39.6%	34.4%	15%
Operating expense to cash receipts (5)	35.1%	37.7%	-7%	35.4%	39.2%	-10%
Debt to equity (6)	52.3%	46.2%	13%	52.3%	46.2%	13%
Number of collectors	2,190	1,952	12%	2,190	1,952	12%
Number of full-time equivalent employees	3,362	3,032	11%	3,362	3,032	11%
Cash receipts (5)	$ 310,788	$ 247,723	25%	$ 601,018	$ 481,639	25%
Line of credit - unused portion at period end	184,000	166,450	11%	184,000	166,450	11%

FINANCIAL HIGHLIGHTS
	For the Quarter Ended
	June 30	March 31	December 31	September 30	June 30
	2013	2013	2012	2012	2012
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 168,570	$ 154,792	$ 138,068	$ 135,754	$ 132,587
Fee income	14,391	14,767	16,183	14,765	15,298
Total revenues	182,961	169,559	154,251	150,519	147,885
Operating expenses	109,135	103,672	94,262	93,461	93,289
Income from operations	73,826	65,887	59,989	57,058	54,596
Net interest expense	2,923	2,689	1,816	2,189	2,374
Net income	43,414	38,517	35,732	33,127	32,051
Net income attributable to Portfolio Recovery Associates, Inc.	43,599	38,600	35,802	33,314	32,015

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 43,459	$ 39,111	$ 32,687	$ 31,488	$ 42,621
Finance receivables, net	1,236,859	1,169,747	1,078,951	973,594	966,508
Goodwill and intangible assets, net	124,349	125,462	129,852	121,623	121,748
Total assets	1,457,246	1,382,739	1,288,956	1,169,698	1,173,738
Line of credit and long-term debt	413,774	371,159	327,542	250,674	292,849
Total liabilities	655,012	621,413	559,856	479,211	520,911
Total equity	791,898	750,990	708,427	670,489	633,446

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 296,397	$ 275,463	$ 229,211	$ 229,052	$ 232,425
Principal amortization without allowance charges	129,012	118,498	88,851	91,736	97,634
Principal amortization with allowance charges	127,827	120,671	91,142	93,298	99,838
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	43.1%	43.8%	39.8%	40.7%	43.0%
Excluding fully amortized pools	44.7%	44.8%	40.9%	42.0%	44.4%

ALLOWANCE FOR FINANCE RECEIVABLES (dollars in thousands)
Balance at period-end	$ 94,111	$ 95,296	$ 93,123	$ 90,832	$ 89,269
Allowance (reversal)/charge	(1,185)	2,173	2,291	1,563	2,204
Allowance (reversal)/charge to period-end net finance receivables	-0.10%	0.19%	0.21%	0.16%	0.23%
Allowance (reversal)/charge to net finance receivable income	-0.70%	1.40%	1.66%	1.15%	1.66%
Allowance (reversal)/charge to cash collections	-0.40%	0.79%	1.00%	0.68%	0.95%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - core	$ 113,314	$ 126,951	$ 85,476	$ 52,703	$ 69,512
Face value - core	1,178,229	1,398,960	901,512	674,135	1,033,331
Purchase price - bankruptcy	82,273	86,595	111,001	41,277	53,460
Face value - bankruptcy	1,926,515	436,508	946,927	341,359	448,244
Purchase price - UK	4,881	1,387	2,631	8,981	2,087
Face value - UK	81,852	18,570	59,953	248,667	44,779
Purchase price - total	200,468	214,933	199,108	102,961	125,059
Face value - total	3,186,596	1,854,038	1,908,392	1,264,161	1,526,354
Number of portfolios - total	94	91	104	107	114
ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - core	$ 1,711,006	$ 1,562,383	$ 1,410,053	$ 1,346,562	$ 1,315,809
Estimated remaining collections - bankruptcy	925,223	924,520	905,136	791,018	802,353
Estimated remaining collections - total	2,636,229	2,486,903	2,315,189	2,137,580	2,118,162

SHARE DATA (share amounts in thousands)
Net income per common share - diluted	$ 2.56	$ 2.26	$ 2.10	$ 1.96	$ 1.87
Weighted average number of shares outstanding - diluted	17,061	17,091	17,072	17,022	17,133
Shares repurchased	55	16	--	--	301
Average price paid per share repurchased (including acquisitions costs)	$ 119.45	$ 118.03	$ 93.02	$ --	$ 68.62
Closing market price	$ 153.63	$ 126.92	$ 106.86	$ 104.43	$ 91.26

SHARE DATA-ADJUSTED (7) (share amounts in thousands)
Net income per common share - diluted	$ 0.85	$ 0.75	$ 0.70	$ 0.65	$ 0.62
Weighted average number of shares outstanding - diluted	51,183	51,273	51,217	51,066	51,399
Shares repurchased	166	48	--	--	903
Average price paid per share repurchased (including acquisitions costs)	$ 39.82	$ 39.34	$ 31.01	$ --	$ 22.87
Closing market price	$ 51.21	$ 42.31	$ 35.62	$ 34.81	$ 30.42

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	22.5%	21.1%	20.6%	20.3%	20.3%
Return on revenue (2)	23.7%	22.7%	23.2%	22.0%	21.7%
Return on average assets (3)	12.1%	11.3%	11.8%	11.4%	11.1%
Operating margin (4)	40.4%	38.9%	38.9%	37.9%	36.9%
Operating expense to cash receipts (5)	35.1%	35.7%	38.4%	38.3%	37.7%
Debt to equity (6)	52.3%	49.4%	46.2%	37.4%	46.3%
Number of collectors	2,190	2,159	2,153	1,992	1,952
Number of full-time equivalent employees	3,362	3,250	3,221	3,103	3,032
Cash receipts (5)	$ 310,788	$ 290,230	$ 245,394	$ 243,817	$ 247,723
Line of credit - unused portion at period end	184,000	228,000	273,000	214,450	166,450
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt
(7) All per share data has been adjusted to reflect the 3-for-1 stock split by means of a stock dividend which was declared on June 10, 2013 and payable August 1, 2013 to holders of record as of July 1, 2013

CONTACT: Rick Goulart
         Vice President, Corporate Communications
         757-961-3525
         RickGoulart@PortfolioRecovery.com